AgriFORCE

Unlocking Value in Plant and Food Systems

INVESTOR PRESENTATION April 2022

Clean.Green.Better.

NASDAQ: AGRI

Disclaimer

Forward-Looking Statements. This presentation and other written or oral statements made from time to time by representatives of AgriFORCE Growing Systems Ltd., contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the Company's current view about future events. Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook, and the consummation of the contemplated financing. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. Should one or more risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecasts. All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

All of the statements made herein with respect to the projected operating results of the Company are based on information projected to the best of management's knowledge, or sources believed by management to be reliable. No representations are made as to the accuracy or attainment of such statements, estimates or implications as to these future operations.

This Presentation does not constitute an offer to sell nor a solicitation of an offer to buy in any jurisdiction in which such offer to sell or solicitation of an offer to buy would be unlawful. The Company will not offer, and this Presentation does not constitute an offer of securities, to any person in any jurisdiction in which such an offer would not be in compliance with the securities laws of such jurisdiction. The shares will not be qualified for offer or sale to the public under the securities laws of any foreign country or jurisdiction. Neither the delivery of this Presentation nor any sale of the shares shall, under any circumstances, imply that the information contained herein is correct as of any time other than the date set forth hereof.

Investors are not to construe the contents of this Presentation or any other documents delivered herewith as legal, business, accounting or tax advice. Each prospective investor should consult their own attorney, business or tax advisor as to legal, business, tax and related matters concerning this investment. Each Investor must conduct and rely on its own evaluation of the Company, including the merits and risks involved in the Company's valuation, in making an investment decision.

Any investment will involve a high degree of risk. It is only appropriate for Investors who have the financial means to bear the possible loss of their entire investment.

AgriFORCE Growing Systems Ltd. (the "Company") is subject to a substantial degree of risk in the execution of its business plan and its ability to succeed should be regarded as highly speculative due to the early stage of the development of the business of the Company. Please refer to the Risk Factors contained in the Company's Form S-1, as amended.

The Challenges that Fuel our Vision

Cultivators are challenged in achieving consistent, high-quality, and environmentally friendly products

Consumers are looking for safer, more sustainable, and nutritious food

Governments are looking at the carbon footprint of agriculture and its use of water

OUR PURPOSE

We positively transform farm, food, and family every day, everywhere

OUR VISION

To be the world leader in delivering next-generation foods and plant products through advanced AgTech solutions

Driven by IP

THE AgriFORCE GOAL

Focus on the development and acquisition of crop production by advanced AgTech facilities and solutions to deliver more sustainably produced and healthier crops (foods, pharmaceuticals, nutraceuticals, plant-based foods and ingredients) to our customers.



WHY AgriFORCE

Clean.Green.Better.

Our Business Strategy

We drive our business through two operating verticals.

1 AgriFORCE Solutions

Delivers Sustainable, Efficient and Healthier Crops

- Consulting
- Facilities
- Plant Tissue Culture
- Air/ Surface Sanitation
- AgTech M & A

2 AgriFORCE Brands

Develops and Commercializes Ingredients and Products

- un(Think) Foods
- Manna IP Acquisition
- Food M & A

B2B and B2C Focused


AgriFORCE
SOLUTIONS
Clean.Green.Better.

AgriFORCE Solutions

Creating an Integrated AgTech 2.0

Our 360 approach is aimed at creating a new Integrated model for the AgTech industry: **Augmenting the Consulting arm** at the forefront of AgTech knowledge and IP innovation **by supplying advanced Facilities and AgTech Platform and driving cross-selling**

Consulting	Facilities Solutions	AgTech Platform
Knowledge – IP – Operational Solutions and R&D Innovation	AgriFORCE GrowHouse Solutions	Plant Propagation Lighting and Climate Control Fertigation & Nutrients Automation, Control Systems, AI

Revenue Drivers

In-progress acquisition of Delphy would provide:

- Advanced AgTech Knowledge and IP
- AG Solutions in crop optimization, operational expertise
- **R&D Innovation Centers**
- Customer Base for driving AgTech Solutions

- Building and Leasing Facilities, IP, Operational Know-How, and Management Services
- Turnkey Operations
- Focused on High Value Crops, Nutraceuticals, Plant based Vaccines

Deroose plants

- In-progress Acquisition would provide a Leading Tissue Culture and Young Plant business including as Portfolio of transformative IP for rubber, palm oil and bananas

RADICAL CLEAN SOLUTIONS

- Global Commercial License in perpetuity for Air & Surface Sanitation in CEA and Food Manufacturing

Future M & A

Grow House Proprietary Facilities

AgriFORCE proprietary facility design is an **environmentally friendly and clean form of growing high-value crops** to European Union Good Manufacturing Practices (EU-GMP) pharma-grade standards in almost any extreme weather environment.

The AgriFORCE proprietary IP focuses achieving plants full genetic potential via four pillars that are designed for agricultural, nutraceutical and pharmaceutical crops



AgriFORCE IP Pillars

- Facility & Lighting Design
- Automation & Artificial Intelligence
- Fertigation & Nutrients
- Micropropagation & Genetics

AgriFORCE Benefits

- **Unique building structure and proprietary envelope that helps harness the power of the sun**
- **Sealed positive pressure providing optimal temperature and humidity**
- **R30 insulation value**
- **New proprietary supplemental lighting tech**
- **Proprietary automated grow technology/AI**
- **White label and organic blends/products**
- **Optimized cellular cloning and tissue culture process**

Grow House Facilities Advantage

Revolutionary Facility Designs that Harness the Power of the Sun

---

Advanced AgriFORCE Hydroponics providing Precise and Consistent Growth Cycles with High Crop Yields

---

Location Agnostic Advantage that can be Built Anywhere

One of the world's most technologically Advanced Indoor agriculture systems

1. **Low-Cost Producer**
2. **Disrupting Profit Margin Model**
3. **Clean, Green, and Better**

COMMERCIAL OUTLOOK

- **4 potential facility contracts in the pipeline (3 California, 1 Barbados)**
- **1st facility expected to be completed in 2023**
- **The 3 others completed 12-18 months thereafter**
- **California Campus to build a total of 8 facilities**

GrowHouse Outlook


Eastern US
Up to 3 facilities starting in 2024/2025
Europe
Target Market 2024-2026
California
Up to 8 facilities with 1st one starting in 2023
Barbados
1 medicinal plant facility starting in late 2023/early 2024
1 food facility in 2024
Middle East
Target Market 2024-2026

Accelerating our Growth via M&A

Creating an integrated AgTech 2.0

Through M&A, Strategic Alliances and Partnerships, we are looking to build an integrated AgTech company providing solutions to **Agricultural** and **AgTech** customers around the world with leading know-how or IP across the 4 key **AgTech Platform's pillars** that can be leveraged to develop the next generation plant and food solutions

AgTech Platform

- **Lighting Design, Climate Control, Air/Surface Sanitation**
- **Automation & Artificial Intelligence**
- **Fertigation & Nutrients**
- **Micro-Propagation, Genetics & Tissue Culture**

RADICAL CLEAN SOLUTIONS

License to commercialize Hydroxyls Generators against Bacteria, Viruses, Mold, and VOCs in CEA and Food Manufacturing Facilities

AgriFORCE – RCS Solutions

Addressing Pathogens and VOC issues in CEA and Food Manufacturing by purifying and sanitizing air and surfaces

Patent-pending RCS-System is designed to sanitize the air/surfaces inside confined spaces.

Proactive air/surface sanitation expected to become a core part of the new "normal" for companies around the world

Opportunity to cross-sell via Delphy and through development of AgriFORCE sales force

- Neutralizes 99.999% of Tested Pathogens
- Safe for Humans, Pets, Plants
- Only solution that eliminates Viruses, Bacteria, Mold and VOCs virtually everywhere

Built in the HVAC



Stand-Alone Units



Total Addressable Market for CEA and Food Manufacturing Facilities is estimated to be upwards of $10 Billion

Source: Based on Estimated Revenue per facility for the US, Mexico, Canada and European markets in CEA, (US census of agriculture report 2017, AMHPAC - Association of Protected Agriculture, Statistics Canada and EUROSTAT 2017) and for US Food Manufacturing (US Economic Census 2017).

AgriFORCE Solutions

FUTURE DEVELOPMENT

Consulting Services

Together AgriFORCE and Delphy will help create an Integrated AgTech company.

The acquisition in progress of consulting firm Delphy with 2021 **revenues of US$28M and EBITDA of US$3M** (IFRS audited) will provide **a multi-national presence and over 200 employees & consultants,** and is intended to place the combined operations at the forefront of knowledge and research.
By leveraging the consultancy's decades of experience, established customer base, and deep industry relationships, we **will aim to provide integrated AgTech solutions to our customers around the world.**

AgriFORCE Delphy






Delphy | Isfc

Practice Areas

- Knowledge Development
- Knowledge Implementation
- Innovation Center (Greenhouse and Fields R&D Facilities)

Key Areas of Knowledge

- Cultivation
- Crop Optimization
- Automation
- AI
- Lighting and Climate Control
- Turnkey Projects
- Feasibility Assessments
- Operational Management

Key Strengths

9000 Customers around the world
200 Employees in 12 countries



State of the Art R&D Greenhouses



Fields for AG research



Consulting Services

Delphy has a number of substantial Growth Opportunities
Goal is to double revenue over the next 4 to 5 years and increase corporate EBITDA margin to 20% (*)

(*) This is only the goal of management and is not in anyway a projection and you may not rely on this in any manner.

Geographic Expansion

- North America (incl R&D Center)
- China/Japan Increased Penetration
- Central Asia and LatAm



Maximize Delphy's Digital Platform - QMS

<u>Result Space Know-How</u>
Delphy **Data-Capture Ag** Capabilities marry Consulting and Practical Advice with Data gathered in Field and GreenHouses.


Knowledge
Knowledge Development
Partners
Knowledge Implementation
Delphy



Core Consulting Revenue

- Base Fees
- Trainings & Events
- Regional Ag Practical Schools
- Result Based Consulting Model





New Income Drivers

- Feasibility Studies
- Turnkey Projects with Participation
- Partnerships with Growers
- Operational Partnerships or JVs

Tissue Culture and Young Plants - **Pending**

With DeRoose, AgriFORCE aims to become a major player in the Tissue Culture &Young Plant market

Created in 1980, Deroose is one of the most advanced bio-tech tissue-culture and young plant companies in the world, specializing in in-vitro initiation of plant cultures, propagation and rooting under controlled environmental conditions.

Key Considerations (as provided by DeRoose Management and *unaudited*)

- 2021 Revenues of **$40.5 million**, with a growth rate exceeding **10%** per year
- 2021 Normalized EBITDA **>15%**
- More than **50 million** plants per year sold
- **800 employees** in Europe, Asia, USA and Africa
- Over **2.1 million SqFt** in Greenhouses and **4 R&D Labs**
- **Disruptive Plantation Crops IP** as part of the portfolio







Deroose plants

- Key Leader in Floriculture and Foliage
- Advanced IP in Sustainable Plantation Crops Plants
- Developing business in Fruit and Vegetables


Floriculture
Bromeliads
Spathiphyllum
Foliage
Nepenthes
Succulents
Orchids


Plantation Crops
Rubber
Oil palm
Cocoa
And more..


Fruit and Vegetables
Artichoke
Blueberry
Banana
Pineapple
Bell-pepper
Soy

DeRoose has significant growth potential (*)

Plantation Crops

DeRoose has developed Plantation Crop IP in Rubber, Oil Palm and Bananas rooted in sustainability that ideally position them to capture a significant share in the combined Global Markets of these 3 key land restricted crops, totaling over $2.5 billion in Market Size. And it is estimated that the IP has circa 10 years advantage.

Rubber



- DeRoose has 500 Ha planted in Trials across Africa, China and South East Asia
- DeRoose Rubber Plants **yield +50% versus competition** and the trees are **mature 1.5 years faster** providing a more sustainable proposition in a restricted land use
- DeRoose has advanced discussions with Indonesia, Malaysia and Thailand (67% of world production)
- All rubber tree supply goes through Gvt. Agencies
- **Market size for replanting : $900 million** annually

Oil Palm



- DeRoose TC Oil Palm plants are estimated to provided a **170% increased yield over the lifetime of the tree.**
- Oil Palm produces 3 times more oil per Ha that the closest competitor Sunflower
- DeRoose has **advanced discussions with Indonesia, Malaysia and Thailand** (75% of world production)
- **Market size for replanting : $820 million** annually

Banana



- DeRoose has a **License Deal with the International Institute for Tropical Agriculture (IITA)**
- DeRoose can multiply the complete Musa (Banana) Germplasm Worldwide
- **Market Potential for Export : $1 billion** annually

Medicinal Plants

- Identified Opportunity to implement Tissue Culture Propagation in medicinal Plants
- Improved Yields, Sustained Quality

Technology Platform

- **Opportunity to monetize the Tissue Culture Technology** through :
  - Alliances
  - Licensing
  - JVs

Improved Operations

- **Efficiency Gains via**
  - Automation
  - IT
  - Supply Chain improvements
- **Improved Yield in GreenHouses**

(*) as provided by DeRoose Management and *unaudited*


AgriFORCE
BRANDS
Clean.Green.Better.

AgriFORCE Brands: Challenging the Norms

AgriFORCE Brands

un(THINK) Foods (High-Fiber, High-Protein, Low-Carb Grains)	Next-Gen Proteins	Plant-Based Nutraceuticals	Plant-Based Vaccines Biomass
Revenue generation • 2022: consumer and B2B small-scale pilots • 2023: national launch • 2024/2025: international expansion	Revenue generation • 2023: M&A	Revenue generation • 2024: organic via own facilities	Revenue generation • 2024-2025: organic via own facilities

B2C (Retail & B2C) | B2B

Ingredients, Plant & Food Products

The Manna IP can change the game in Nutrition

Acquisition of MNG (Manna) IP

- Patent-pending technology to **naturally process and convert** grain, pulses, and root vegetables
- Process resulting in **low-starch, low-sugar, high-protein, fiber-rich** baking flour products, and nutrition liquid
- Nutrition values of Flour has the potential to transform Consumers' diet in multiple verticals

The MNG Process Impact on Wheat Flour



ALL PURPOSE FLOUR
FIBER
PROTEIN
STARCH
OTHER
1%
8%
19%
72%
Weight: 152 gr. Per cup
MNG SOFT WHITE WHEAT SPECIALITY FLOUR
FIBER
PROTEIN
STARCH
OTHER
23%
8%
46%
23%
*NATIONALLY CERTIFIED INDEPENDENT LABORATORY'S Analytical Methods:
Fiber: Prosky method with inulin
Protein: Kjeldahl method
Starch: Megazyme, AOAC 996.11

MNG Wheat flour has 30 times more fibers, up to 3 times more proteins and less than 15% of the starch as Regular All-Purpose Baking flour.

Tastes and Performs the same in Baked Goods

un(Think) Foods - First focus on Wheat

- Wheat represents 20% of the worldwide caloric consumption (1)
- un(Think) Wheat flour has clear nutritional advantages
- Un(Think) products will aim at challenging the norms and providing consumers products and branded premium ingredients that address their needs without the need to compromise.

Proposed Timeline


Oct 2021-
July 2022

Qualification

- Product Qualification
- Brand Consumer Qualification
- Claims Finalization
- R&D Product Platforms
- Small Scale Production


2H 2022

Pilot Testing

- Consumer Pilot Market Test
- B2B Collaboration Pilots
- Buns/FastFood, Coated Appetizers, Bread/Bakery
- Consumer Products R&D
- Scale Manufacturing Plant and contract manufacturing


2023

National Launch

- Wheat Flours: B2C & B2B Launch
- Pilot Market Tests on Other Product Categories (Grains, Pulses, Juice)


2024-25

International Expansion

- Continued Scale and International Expansion

(1) Food and Agriculture Organization of the United Nations – 2011 Report

un(Think) Foods: Wheat Flour Opportunities

We will drive a DUAL B2C and B2B commercial approach:

- **Develop un(Think) as a brand for consumers to establish the visibility and claims**
- **Extend reach as a premium branded ingredient for bakery, snacks, bread/dough manufacturers (un(Think) inside)**

un(Think) Branded Flours **B2C**	**un(Think)** Branded Premium Ingredient Commercial Strategy **B2B**					**un(Think)** Juice and Baking Enhancer **B2B**
Premium Consumer Flours Direct to Consumer Retail	Food Service Buns, Bakery, Bread, Pizza, Coated Appetizers & Fries	Pancake, Waffle Mix ❑ Lower calories ❑ Higher fiber ❑ Higher protein ❑ Nutrition with a clean label	Baking Mix Cookies, Muffins, Quick Breads ❑ Lower calories ❑ Higher fiber ❑ Higher protein ❑ Guilt-free indulgences	Snacks Crackers, Cereal Bars, Bagels ❑ Lower calories ❑ Higher fiber ❑ Higher protein ❑ More nutritious snacks	Pasta, Pizza Crust ❑ Lower calories ❑ Higher fiber ❑ Higher protein ❑ Better nutrition in the foods people love	"Power Juice" Applications as a Base for Drinks Application as a Dough Rising Process Speeding Enhancer (can speed up proofing process by a factor of 3x to 6x)
Potential Targets: Retailers: Whole Foods, Amazon	Fast Food Burger & Pizza Chains, Appetizers					Bread and Pizza Companies Bakery Chains

AgriFORCE is an ESG Investment Opportunity

AgriFORCE

We positively transform farm, food, and family every day, everywhere.

SMART & SUSTAINABLE FARMING

Drivers:
- Consulting
- AgriFORCE GrowHouse

RESOURCE EFFICIENT OPERATIONS

Drivers:
- GrowHouse design and building IP
- Automation & controls
- Improved plant growth IP

SMART & GOOD PLANTS AND FOOD

Drivers:
- un(THINK) Foods IP
- Consulting

THRIVING COMMUNITIES

Drivers:
- un(THINK) Foods impact on nutrition
- Partnership with nutritional flour medical research institute on impact on diabetes and obesity
- GrowHouse ability to operate in ag-unfriendly climates

2 ZERO HUNGER
6 CLEAN WATER AND SANITATION
7 AFFORDABLE AND CLEAN ENERGY
8 DECENT WORK AND ECONOMIC GROWTH
3 GOOD HEALTH AND WELL-BEING
12 RESPONSIBLE CONSUMPTION AND PRODUCTION
13 CLIMATE ACTION
17 PARTNERSHIPS FOR THE GOALS
15 LIFE ON LAND

AgriFORCE – Summary

- **Creating a disruptive, Integrated business model for AgTech 2.0**
- **IP/knowledge as a catalyst to facilities, services and AgTech solutions provider**
- **Unlocking the value in plant and food systems**
- **Strong growth plan leveraging organic development and augmented and accelerated through M&A**



Management Team

An experienced, driven and results-oriented executive team



CHIEF EXECUTIVE OFFICER

Ingo Mueller

- Involved in the finance and advisory business for 20+ years
- Raised more than $200M for companies he worked with
- Previous CEO of Wigu City Edutainment Centres PLC
- Previous CEO of International Coal Company Ltd.
- CEO of London Mining PLC
- Strategic advisory role with many other companies



PRESIDENT OF AGRIFORCE SOLUTIONS DIVISON

Troy McClellan

- Focus on design and construction technology
- Masters Degree in Architecture
- VP of Design and Development at W!GU City
- VP of Design & Development at MGM
- Design Manager at Universal Studios



PRESIDENT OF AGRIFORCE BRANDS and CMO AGRIFORCE GS.

Mauro Pennella

- 30+ years experience in general management, marketing & sales
- Chief Growth & Sustainability Officer at McCain Foods
- Senior executive roles at Combe Inc.
- Senior executive at Conagra's Lamb Weston (NYSE: LW)
- Senior executive at P&G (NYSE: PG) and Diageo (NYSE: DEO)



CHIEF FINANCIAL OFFICER

Richard Wong

- 25+ years experience in start-up/public companies
- CFO of Emerald Harvest Co. (CSE: EMH)
- CFO of Dan-D Foods
- Director of Finance and CFO of SUGOI Performance Apparel
- Partner at First Choice Capital Advisors

AgriFORCE – Capitalization Table

TOTAL SHARES ISSUED & OUTSTANDING	**15,176,698**
Warrants (strike $6.00)	**3,224,197**
Warrants (strike $7.50)	**2,546,065**
Stock Options	**724,037**
TOTAL FULLY DILUTED SHARES OUTSTANDING	**21,670,997**
Shares in Public Free Float (as of March 22nd, 2022)	**8,298,664**

As of March 22nd, 2022

AgriFORCE

Thank You

agriforcegs.com

Clean.Green.Better.

NASDAQ: AGRI

Appendix A

The Company's EBITDA estimates are forward-looking statements that are based on management's current best estimates of the Company's revenue, costs, and proforma EBITDA projections under its current business model from its AgriFORCE cultivate facilities. These estimates are based upon the annual estimates of the amounts the Company expects to receive from its Independent Operator (IO) through an income stream based on property rental income, intellectual property licensing, and management services contracts. The IO is in discussion to sign offtake (customer purchase) agreements and operator agreements with operators of the facilities who will also act as the cultivator for the facility, thereby, the operator oversees cultivating the product they are purchasing from the IO of the facility. Each IO's facility has assumptions on the projections for revenue, cost of goods sold, operating expenses and are based on the designed standard operating procedures within the facility for cultivation. The assumptions include assumptions made by the IO with respect to labor costs, electricity and gas costs, water costs, cultivator flowering period, plant count, lack of disease or other adverse plant conditions, security costs, processing costs and overhead all of which either singularly or in totality may impact the IO's profitability and thus its ability to pay various IP licensing fees, equipment fees, management fees, and rent to the Company. Additionally, the IO's ability to pay the Company pursuant to its contracts with the Company which would generate the Company's EBITDA is entirely dependent on the Company being able to successfully finance and construct three AgriFORCE cultivation facilities. Failure to finance and construct one or more of the facilities will materially impact the Company's ability to meet its obligations under its contracts with the IO and thus earn its projected EBITDA. Additionally, there are no assurances that the IO's offtake agreements with its customers shall remain effective if the Company fails to finance and construct the cultivation facilities in a timely manner in which case the IO may have grounds to terminate one or more of its contracts with the Company. These cautionary forward-looking projections are based material risks that are faced by the Company in the execution of its business, including the financial ability of the IO to pay the revenue streams to AgriFORCE, the operator's performance of the facility in order to reach the production targets, operational costs, and the ability of each offtake customer to sell the amount they agreed to purchase in their offtake agreements.

Appendix B

Risk Factors

AgriFORCE Growing Systems Ltd. (the "**Company**") is subject to a substantial degree of risk in the execution of its business plan and its ability to succeed should be regarded as highly speculative due to the early stage of the development of the business of the Company. The risks, uncertainties and other factors, many of which are beyond the control of the Company that could influence actual results include, but are not limited to:

- the Company is a development stage company with little operating history, a history of losses and the Company cannot assure profitability, accordingly any investment in the Company's securities is highly speculative;
- the Company has not constructed any AgriFORCE micropropagation laboratories or cultivation facilities to date and costs of construction and operating may be greater than anticipated, and the laboratories and facilities may not achieve the anticipated production or operational results;
- uncertainty about the Company's ability to continue as a going concern;
- the Company has negative cash flow for the year ended December 31, 2020 and the three months ended March 31, 2021;
- the Company's actual financial position and results of operations may differ materially from the expectations of management;
- the Company expects to incur significant ongoing costs and obligations relating to its investment in infrastructure, growth, regulatory compliance, and operations;
- there are factors which may prevent the Company from the realization of growth targets;
- the Company is subject to changes in Canadian and United States laws, regulations and guidelines, which could adversely affect the Company's future business, financial condition and results of operations;
- there is no assurance that the Company will turn a profit or generate revenues;
- the Company may not be able to effectively manage its growth and operations, which could materially and adversely affect its business;
- the Company may be unable to adequately protect its proprietary and intellectual property rights;
- the Company may be forced to litigate to defend its intellectual property rights, or to defend against claims by third parties against the Company relating to intellectual property rights;
- the Company may become subject to litigation, which may have a material adverse effect on the Company's reputation, business, results from operations and financial condition;
- the Company faces competition from other companies where it will conduct business that may have a higher capitalization, more experienced management or may be more mature as a business;

Appendix B

- if the Company is unable to attract and retain key personnel, it may not be able to compete effectively in the agricultural products market;
- there is no assurance that the Company will obtain and retain any relevant licenses;
- the size of the Company's target market is difficult to quantify and investors will be reliant on their own estimates on the accuracy of market data;
- the Company's industry is experiencing rapid growth and consolidation that may cause the Company to lose key relationships and intensify competition;
- the Company will continue to sell securities for cash to fund operations, capital expansion, mergers, and acquisitions that will dilute the current shareholders;
- the Company currently has insurance coverage;
- the Company does not anticipate the ability to immediately diversify its business;
- the Company may face significant competition from other facilities;
- the Company could be liable for fraudulent or illegal activity by its employees, contractors and consultants resulting in significant financial losses to claims against the Company;
- the Company will be reliant on information technology systems and may be subject to damaging cyberattacks;
- the Company may be subject to breaches of security at its facilities, or in respect of electronic documents and data storage, and may face risks related to breaches of applicable privacy laws;
- the Company's officers and directors may be engaged in a range of business activities resulting in conflicts of interest;
- in certain circumstances, the Company's reputation could be damaged;
- the Company may not be able to obtain all necessary licenses and permits or complete construction of its facilities in a timely manner, which could, among other things, delay or prevent the Company from becoming profitable;
- regulatory scrutiny of the Company's industry may negatively impact its ability to raise additional capital;
- the Company's investments and operations in the United States may be subject to heightened scrutiny;
- the Company is subject to uncertainty regarding Canadian and U.S. legal and regulatory status and changes;
- the Company is subject to currency fluctuations; and
- the common shares of the Company are not publicly traded and there is no assurance that these securities will ever be publicly traded.

For a detailed description of certain risk factors relating to AgriFORCE, you should refer to the filings that AgriFORCE has made with the SEC which are available at www.sec.gov/edgar.